SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of Earliest Event Reported): August 7, 1998



                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                           0-18348                       06-1209796
(State or other jurisdiction (Commission File Number)         (I.R.S. Employer
of incorporation)                                           Identification No.)

1400 Corporate Center Way, Wellington, Florida                     33414
 (Address of principal executive offices)                        (Zip Code)




       Registrant's telephone number, including area code: (561) 791-5000




                      Exhibit Index Appears on page 3.

                                EXPLANATORY NOTE

         This amendment on Form 8-K/A is being filed solely for the purpose of amending Item 2 and Item 7(b) of the Form 8-K filed on August 24, 1998 (the "August 8-K"). Amended pages PF-1 to PF-7 are attached hereto. This amendment does not contain a copy of pages F-1 to F-27 or copies of Exhibits 2.1, 2.2,
23.1 or 99.1 referenced in Items 7(a) and 7(c), respectively, of this Form 8-K/A. These pages and Exhibits were included in the August 8-K and remain unchanged from those filed along with the August 8-K. The references to the attached pages F-1 to F-27 in Item 7(a), the Exhibits in Item 7(c) and Exhibit
2.1 in Item 2 of this Form 8-K/A shall be deemed to refer to those pages or Exhibits as filed in the August 8-K and attached thereto and will remain unchanged as a result of this amendment.

Item 2. Acquisition or Disposition of Assets. (Dollars in thousands, except per share data)

         On August 7, 1998, BE Aerospace, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "Acquisition") of SMR Aerospace, Inc, an Ohio Corporation, and its subsidiaries and affiliated entities pursuant to an Acquisition Agreement, dated July 21, 1998 (the "Agreement") among the Company and the shareholders of SMR (the "Sellers"). A copy of the Agreement is attached to this report as Exhibit 2.1.

         SMR, headquartered in Sharon Center, Ohio, is a leader in providing design, integration, installation and certification services for commercial aircraft passenger cabin interiors. SMR provides a broad range of interior reconfiguration services which allow airlines to change the size of certain classes of service, modify and upgrade the seating, install telecommunications or entertainment options, relocate galleys, lavatories and overhead bins, and install crew rest compartments. SMR is also a supplier of structural design and integration services including airframe modifications for passenger and freighter conversions. In addition, SMR provides a variety of niche products and components that are used to facilitate reconfigurations and conversions.


         The Company acquired all of the capital stock of SMR Aerospace, Inc. and its affiliates, SMR Developers LLC and SMR Associates (together "SMR") for an aggregate purchase price of approximately $141,500 cash and the assumption of approximately $25,300 of liabilities, including related acquisition costs and certain liabilities arising from the acquisition. The Company paid for the acquisition of SMR by issuing four million shares (the "SMR Shares") of Company stock (then valued at approximately $30 per share) to the former stockholders of SMR and paying them $2,000 in cash. The Company also paid $22,000 in cash to the employee stock ownership plan of a subsidiary of SMR Aerospace to purchase the minority equity interest in such subsidiary held by the ESOP. The Company agreed to register for sale with the Securities and Exchange Commission the SMR Shares. If the net proceeds from the sale of the shares, which included the $2,000 in cash already paid, was less than $120,000, the Company agreed to pay such difference to the selling stockholders in cash. Because of the market price for the Company's common stock and the Company's payment obligation to the selling stockholders described above, the Company decided to repurchase the SMR Shares with approximately $118,000 of the proceeds from the sale of 9 1/2% Senior Subordinated Notes instead of registering them for sale (the $118,000 payment represents the net proceeds of $120,000 the Company was obligated to pay the selling stockholders, less the $2,000 in cash the Company already paid them).

Item 7.           Financial Statements and Exhibits

(a)               Financial Statements of Business Acquired.

                  The following historical consolidated and combined financial statements and notes thereto are of SMR prior to the consummation of the Acquisition and are attached hereto at pages F-1 to F-27.

                  o     Independent Auditors Report.
                  o     Balance sheets as of December 31, 1996 and December 31,
                        1997.
                  o Statements of income as of December 31, 1996 and December 31, 1997.
                  o Statements of cash flow as of December 31, 1996 and December 31, 1997.
                  o     Notes to the financial statements.
                  o Condensed balance sheets (unaudited) as of December 31, 1997 and March 31, 1998.
                  o Condensed statements of income (unaudited) as of March 31, 1997 and March 31, 1998.
                  o Condensed statements of cash flows (unaudited) as of March 31, 1997 and March 31, 1998.
                  o     Notes to the condensed financial statements.

(b)               Pro Forma Financial Information.

                  The following unaudited pro forma combined financial statements and notes thereto are attached hereto at pages PF-1 to PF-7.

                  o Pro forma combined statements of operations for the year ended February 28, 1998.
                  o Notes to pro forma combined statements of operations for the year ended February 28, 1998.
                  o Pro forma combined statements of operations for the three months ended May 30, 1998.
                  o Notes to the pro forma combined statements of operations for the three months ended May 30, 1998.
                  o     Pro Forma combined balance sheet as of May 30, 1998.
                  o Notes to pro forma combined balance sheet as of May 30, 1998.

(c)            Exhibits.


               Exhibit No.                        Description

               2.1* Acquisition Agreement, dated as of July 21, 1998, among BE Aerospace, Inc., a Delaware Company, Oscar J. Mifsud, Oscar J. Mifsud Trust -- 1998, Patrick L. Ryan, Patrick L. Ryan Trust -- 1998, David B. Smith, and David B. Smith Trust -- 1998.

               2.2* Stock Purchase Agreement, dated as of July 21, 1998, between Flight Structures, Inc. Savings and Retirement Plan and Trust and BE Aerospace, Inc.

               23.1* Consent of Zalick, Torok, Kirgesner, Cook & Co., dated August 17, 1998.

               99.1*          Press Release dated August 10, 1998.

---------
* Previously filed (with the registrant's Current Report on Form 8-K filed August 24, 1998) as noted in the Explanatory Note.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BE AEROSPACE, INC.



                         By:/s/ Thomas P. McCaffrey
                            -----------------------
                            Name: Thomas P. McCaffrey
                            Title: Senior Vice President and Chief Financial
                                   Officer



Date:  January 25, 1999

             UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                (Dollars in thousands, except per share data)

      The unaudited pro forma combined statements of operations and unaudited pro forma combined balance sheet give effect to (i) the acquisition by B/E of SMR, (ii) the acquisitions of PBASCO and AMP (together, the "Other Insignificant Acquisitions"), (iii) the issuance of the Company's shares in connection with the acquisition of SMR ("SMR shares") and subsequent sale of $200 million of 9 1/2% Senior Subordinated Notes ("9 1/2% Notes") -- the net proceeds of which were used to repurchase the $118 million of SMR shares and repay indebtedness under the Bank Credit Facility, and (iv) the refinancing of B/E's 9 3/4% Notes (which was completed on March 16, 1998). The pro forma combined statements of operations for the year ended February 28, 1998 is comprised of the results of B/E for the year ended February 28, 1998, the results of PBASCO and SMR for the year ended December 31, 1997 and the results of AMP for the twelve months ended January 31, 1998. The pro forma combined statements of operations for the three months ended May 30, 1998 is comprised of the results of B/E for the three months ended May 30, 1998, the results of PBASCO and AMP for the one month ended March 31, 1998 and the results of SMR for the three months ended March 31, 1998. The pro forma combined balance sheet as of May 30, 1998 has been prepared by combining the consolidated balance sheet of B/E as of May 30, 1998 with the balance sheet of SMR as of March 31, 1998 (PBASCO and AMP were already included in the consolidated balance sheet of B/E as of May 30, 1998).

      The pro forma combined statements of operations for the year ended February 28, 1998 and the three months ended May 30, 1998 assume that the acquisition of SMR, the Other Insignificant Acquisitions, the issuance of the Company's shares in connection with the acquisition of SMR ("SMR shares") and subsequent sale of $200 million of 9 1/2% Senior Subordinated Notes ("9 1/2% Notes") -- the net proceeds of which were used to repurchase the $118 million of SMR shares and repay indebtedness under the Bank Credit Facility, and the refinancing of B/E's 9 3/4% Notes occurred on February 23, 1997. The pro forma combined balance sheet as of May 30, 1998 assumes that the acquisition of SMR and the sale of the 9 1/2% Notes occurred on May 30, 1998. The pro forma combined statements of operations and balance sheet do not purport to represent the results of operations or financial position of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. Certain of the pro forma adjustments, for expenses related to the SMR selling shareholders which will no longer be incurred after the acquisition, represent estimates of cost savings expected to be realized in connection with the acquisition of SMR. No assurance can be given as to the amount of costs that will actually be incurred or cost savings that will actually be realized. The pro forma adjustments are based on management's preliminary assumptions regarding purchase accounting adjustments.

      The pro forma combined financial information is based upon certain assumptions and adjustments described in the notes to the pro forma financial statements. In connection with the Other Insignificant Acquisitions during the three months ended May 30, 1998, the Company recorded a charge of $32,253 for in-process research and development and acquisition-related expenses. In addition, during the second quarter of fiscal 1999, the Company recorded a charge of $46,902 for in-process research and development and acquisition-related expenses for the SMR acquisition. The pro forma combined financial information should be read in conjunction with the B/E historical financial statements, including notes thereto, which are incorporated herein by reference.

B/E Aerospace, Inc.
Pro Forma Combined Statements of Operations (Unaudited)
Year Ended February 28, 1998
(Dollars in thousands, except per share data)

                                  --------------------------------------------------------------------------------------------
                                                   Other
                                               Insignificant
                                       B/E      Acquisitions   Adjustments    Combined      SMR       Adjustments   Pro Forma
                                  --------------------------------------------------------------------------------------------

Net sales                         $ 487,999    $  79,300      $    --        $ 567,299   $  72,805    $    --       $ 640,104

Cost of sales                       309,094       48,677           --          357,771      43,914          200(b)    401,885
                                  ---------    ---------      ---------      ---------   ---------    ---------     ---------
Gross profit                        178,905       30,623           --          209,528      28,891         (200)      238,219
Operating expenses:
  Selling, general and
    administrative                   58,622        9,197         (937)(a)       66,882       8,593       (1,251)(f)    74,224
  Research, development and
    engineering                      45,685        3,250          937 (a)       49,872       7,389         --          57,261
  Amortization expense               11,265          649        7,869 (b)       19,783        --          4,467 (b)    24,250
  In-process research and
    development and
    acquisition-related expenses       --           --         32,253 (c)       32,253        --         46,902 (g)    79,155
  Other expenses                      4,664        2,000         --              6,664        --           --           6,664
                                  ---------    ---------    ---------        ---------   ---------    ---------     ---------
Total operating expenses            120,236       15,096       40,122          175,454      15,982       50,118       241,554
                                  ---------    ---------    ---------        ---------   ---------    ---------     ---------
Operating earnings (loss)            58,669       15,527      (40,122)          34,074      12,909      (50,318)       (3,335)
Interest expense, net                22,765          546       13,082 (d)       36,393         723       15,834 (h)    52,950
                                  ---------    ---------    ---------        ---------   ---------    ---------     ---------
Earnings (loss) before income
  taxes and extraordinary item       35,904       14,981      (53,204)          (2,319)     12,186      (66,152)      (56,285)
Minority interest                      --           --           --               --         1,285       (1,285)(i)       --
Income taxes                          5,386        6,989       (7,885)(e)        4,490       2,500       (3,560)(e)     3,430
                                  ---------    ---------    ---------        ---------   ---------    ---------     ---------
Earnings (loss) before
  extraordinary item                 30,518        7,992      (45,319)          (6,809)      8,401      (61,307)      (59,715)
Extraordinary item                    8,956         --           --              8,956        --           --           8,956
                                  ---------    ---------    ---------        ---------   ---------    ---------     ---------
Net earnings (loss)               $  21,562    $   7,992    $ (45,319)       $ (15,765)  $   8,401    $ (61,307)    $ (68,671)
                                  =========    =========    =========        =========   =========    =========     =========

Basic earnings (loss) per share:
  Earnings before
    extraordinary item            $    1.36                                                                         $   (2.66)
  Extraordinary item                  (0.40)                                                                            (0.40)
                                   --------                                                                         ---------
  Net earnings                    $    0.96                                                                         $   (3.06)
                                   ========                                                                         =========
  Weighted average common
    shares                           22,442                                                                            22,442

Diluted earnings (loss) per share:
  Earnings before
    extraordinary item            $    1.30                                                                         $   (2.66)
  Extraordinary item                  (0.38)                                                                            (0.40)
                                   --------                                                                         ---------
  Net earnings                    $    0.92                                                                         $   (3.06)
                                   ========                                                                         =========
  Weighted average common
    shares                           23,430                                                                            22,442


See accompanying notes to Pro Forma Combined Statements of Operations for the Year Ended February 28, 1998.

B/E Aerospace, Inc.
Notes to Pro Forma Combined Statements of Operations
Year ended February 28, 1998


(a) Reflects adjustments to reclassify certain expenses in a manner consistent with B/E's presentation, in which B/E classifies certain engineering related expenses as a component of research and development as compared to general and administrative expenses.

(b) Reflects adjustments to depreciation and amortization based on the preliminary purchase price allocation related to the acquired property and equipment and intangible assets.

(c) During the first three months of fiscal 1999, the Company expensed $32,253 related to in-process research and development and acquisition-related expenses for the Other Insignificant Acquisitions. These expenses are reflected in the Pro Forma Combined Statements of Operations for the year ended February 28, 1998 as the acquisitions are assumed to have occurred on February 23, 1997.

(d) Represents additional interest expense for the year ended February 28, 1998 that would have been incurred had the Other Insignificant Acquisitions and refinancing of B/E's 9 3/4% Notes (which was completed on March 16, 1998) taken place on February 23, 1997.

(e) To adjust income tax expense to reflect a 15% effective tax rate.

(f) Reflects adjustments to eliminate costs attributable to the selling shareholders of SMR. The selling shareholders will no longer be employed by B/E. Such costs consist of the following:

            Shareholder salaries and benefits      $     711
            Shareholder bonuses                          540
                                                   ---------
                                                   $   1,251
                                                   =========

(g) During the second quarter of fiscal 1999, the Company expensed $46,902 related to in-process research and development and acquisition-related expenses for the SMR acquisition. These expenses are reflected in the Pro Forma Combined Statements of Operations for the year ended February 28, 1998 as the SMR acquisition is assumed to have occurred on February 23, 1997.

(h) Represents additional interest expense for the year ended February 28, 1998 that would have been incurred had the acquisition by B/E of SMR, the sale of B/E's 9 1/2% Notes in connection with the SMR acquisition and use of net proceeds to pay-down a portion of the Bank Credit Facility borrowings, and the refinancing of B/E's 9 3/4% Notes (which was completed on March 16,
    1998) occurred on February 23, 1997.

(i) To eliminate minority interest.

B/E Aerospace, Inc.
Pro Forma Combined Statements of Operations (Unaudited)
Three Months Ended May 30, 1998
(Dollars in thousands, except per share data)

                                   -----------------------------------------------------------------------------------------
                                                  Other
                                              Insignificant
                                       B/E     Acquisitions   Adjustments    Combined      SMR       Adjustments  Pro Forma
                                   -----------------------------------------------------------------------------------------

Net sales                            $ 139,991   $  6,875     $            $ 146,866   $  26,330     $           $  173,196
                                                                    -                                      -
Cost of sales                           88,111      4,385           -         92,496      16,989          50 (b)    109,535
                                   ----------------------------------------------------------------------------------------
Gross profit                            51,880      2,490           -         54,370       9,341         (50)        63,661
Operating expenses:
  Selling, general and
    administrative                      17,999      1,149         (78)(a)     19,070       2,572        (475)(f)     21,167
  Research, development and
    engineering                         11,972        337          78 (a)     12,387       1,841           -         14,228
  Amortization expense                   4,033          -       1,044 (b)      5,077           -       1,117 (b)      6,194
  In-process research and
    development and
    acquisition-related expenses        32,253          -     (32,253)(c)          -           -           - (g)          -
                                   ----------------------------------------------------------------------------------------
Total operating expenses                66,257      1,486     (31,209)        36,534       4,413         642         41,589
                                   ----------------------------------------------------------------------------------------
Operating earnings (loss)              (14,377)     1,004      31,209         17,836       4,928        (692)        22,072
Interest expense, net                    7,782          -       1,136 (d)      8,918         116       4,031 (h)     13,065
                                   ----------------------------------------------------------------------------------------
Earnings (loss) before income
   taxes                               (22,159)     1,004      30,073          8,918       4,812      (4,723)         9,007
Minority interest                            -          -           -              -         560        (560)(i)          -
Income taxes                             1,716          -        (200)(e)      1,516       1,252      (1,237)(e)      1,531
                                   ----------------------------------------------------------------------------------------
Net earnings (loss)                 $  (23,875) $   1,004  $   30,273     $    7,402  $    3,000  $   (2,926)    $    7,476
                                   ========================================================================================
Basic earnings (loss) per share:
    Net earnings (loss)             $    (1.03)                                                                  $     0.32
                                   ============                                                                 ============
    Weighted average common
    shares                              23,070                                                                       23,070

Diluted earnings (loss) per share:
    Net earnings (loss)             $    (1.03)                                                                  $     0.31
                                   ============                                                                ============
    Weighted average common
    shares                              23,070                                                                       24,041


See accompanying notes to Pro Forma Combined Statements of Operations for the Three Months Ended May 30, 1998.

B/E Aerospace, Inc.
Notes to Pro Forma Combined Statements of Operations
Three Months Ended May 30, 1998


(a) Reflects adjustments to reclassify certain expenses in a manner consistent with B/E's presentation, in which B/E classifies certain engineering related expenses as a component of research and development as compared to general and administrative expenses.

(b) Reflects adjustments to depreciation and amortization based on the preliminary purchase price allocation related to the acquired property and equipment and intangible assets.

(c) During the first three months of fiscal 1999, the Company expensed $32,253 related to in-process research and development and acquisition-related expenses for the Other Insignificant Acquisitions. These expenses are eliminated in the Pro Forma Combined Statements of Operations for the three months ended May 30, 1998 as the Other Insignificant Acquisitions are assumed to have occurred on February 23, 1997.

(d) Represents additional interest expense for the three months ended May 30, 1998 that would have been incurred had the Other Insignificant Acquisitions and refinancing of B/E's 9 3/4% Notes (which was completed on March 16,
    1998) taken place on February 23, 1997.

(e) To adjust income tax expense to reflect a 17% effective tax rate.

(f) Reflects adjustments to eliminate costs attributable to the selling shareholders of SMR. The selling shareholders will no longer be employed by B/E. Such costs consist of the following:

        Shareholder salaries and benefits         $     475
                                                  =========

(g) During the second quarter of fiscal 1999, the Company expensed $46,902 related to in-process research and development and acquisition-related expenses for the SMR acquisition. These expenses are reflected in the Pro Forma Combined Statements of Operations for the year ended February 28, 1998 as the SMR acquisition is assumed to have occurred on February 23, 1997.

(h) Represents additional interest expense for the three months ended May 30, 1998 that would have been incurred had the acquisition by B/E of SMR, the sale of B/E's 9 1/2% Notes in connection with the SMR acquisition and use of net proceeds to pay-down a portion of the Bank Credit Facility borrowings, and the refinancing of B/E's 9 3/4% Notes (which was completed on March 16, 1998) occurred on February 23, 1997.

(i) To eliminate minority interest.

Pro Forma Combined Balance Sheet (Unaudited)
May 30, 1998
(Dollars in thousands)

                                        --------------------------------------------------------------
                                             B/E           SMR            Adjustments        Pro Forma
                                        --------------------------------------------------------------

Assets:
Current assets:
        Cash and cash
           equivalents                  $     24,821     $    325     $    22,000 (a)      $   24,396
                                                                          193,750 (c)
                                                                         (141,500)(a)
                                                                          (75,000)(c)
        Account receivable -
           trade, net                         99,565       19,418               -             118,983
        Inventories, net                     152,506        9,365               -             161,871
        Other current assets                   8,867        4,512               -              13,379
                                        --------------------------------------------------------------
                 Total current
                    assets                   285,759       33,620           (750)             318,629
        Property & equipment, net            120,543        7,747               -             128,290
        Intangibles & other
           assets, net                       332,881        2,560         141,500 (a)         413,955
                                                                          (23,734)(d)
                                                                            1,400 (b)
                                                                          (46,902)(b)
                                                                            5,250 (c)
                                                                            1,000 (c)
                                        --------------------------------------------------------------
                                        $    739,183     $ 43,927     $    77,764         $   860,874
                                        ==============================================================

Liabilities & Stockholders' Equity
Current liabilities:
        Accounts payable                $     45,764     $  6,013     $         -         $    51,777
        Accrued liabilities                   57,936        7,479           1,400 (b)          66,815
        Current portion of
           long-term debt                      5,793        1,414          (1,414)(d)           5,793
                                        --------------------------------------------------------------
                 Total current
                    liabilities              109,493       14,906             (14)            124,385
        Long-term debt                       430,365        9,129          (2,428)(d)         584,066
                                                                          200,000 (c)
                                                                           22,000 (a)
                                                                          (75,000)(c)
        Deferred income taxes                  1,130            -               -               1,130
        Other liabilities                     25,528        2,487          (2,487)(d)          25,528
                                        --------------------------------------------------------------

             Total liabilities               566,516       26,522         142,071             735,109
                                        --------------------------------------------------------------

Stockholders' equity:
        Common stock                             232            2              (2)(d)             232
        Additional paid-in capital           240,581            -               -             240,581
        Accumulated deficit                  (64,599)      17,403         (17,403)(d)        (111,501)
                                                                          (46,902)(b)
        Cumulative foreign exchange
           translation adjustment             (3,547)           -               -              (3,547)
                                        --------------------------------------------------------------
        Total stockholders' equity           172,667       17,405         (64,307)            125,765
                                        --------------------------------------------------------------

                                        $    739,183     $ 43,927     $    77,764         $   860,874
                                        ==============================================================


See accompanying notes to Pro Forma Combined Balance Sheet as of May 30, 1998.

B/E Aerospace, Inc.
Notes to Pro Forma Combined Balance Sheet
May 30, 1998


(a)  Reflects the use of cash related to the acquisition of SMR:

     Cash paid to SMR selling shareholders through November 1998      $ 119,500
     Bank Credit facility proceeds (to pay-off ESOP debt)                22,000
                                                                      ---------
     Aggregate purchase price                                         $ 141,500
                                                                      =========

(b) The acquisition of SMR has been accounted for as a purchase pursuant to APB Opinion No. 16 "Business Combinations." The purchase price has been allocated to the assets and liabilities of SMR based on relative fair values. Such allocations are subject to final determination based on valuations and other studies. The final values may differ significantly from those set forth below:

     Purchase cost:

     Aggregate purchase price                                         $ 141,500
     Purchase accounting reserves                                         1,400
     Less estimated book value of net assets purchased                  (23,734)
                                                                      ---------
                                                                      $ 119,166
                                                                      =========

     Allocation of excess of purchase cost over book value of assets:

     Goodwill and other intangible assets, subject to
       final determination                                            $  72,264
     Purchased in-process research and development                       46,902
                                                                      ---------
                                                                      $ 119,166
                                                                      =========

(c) Reflects net proceeds from the issuance of the 9 1/2% Notes, as follows, and subsequent $75,000 pay down of Bank Credit Facility borrowings:

     Proceeds from issuance of the 9 1/2% Notes                       $ 200,000
     Initial purchasers' discount                                        (5,250)
     Offering expenses                                                   (1,000)
                                                                      ---------
                                                                      $ 193,750
                                                                      =========

(d) To reclassify the equity in SMR, minority interest, and debt retained by sellers in excess of $6,700 as part of the allocation of purchase price.